SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                      _________________

                          Form 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  March 18,
1997


                              99 CENTS ONLY STORES
                 (Exact Name of Registrant as Specified in Charter)


        California                 1-11735                95-2411605
 (State or Other Jurisdiction     (Commission             (IRS Employer
     of Incorporation)            File Number)         Identification No.)


                      4000 East Union Pacific Avenue
                      City of Commerce, California  90023
                    (Address of Principal Executive Offices)

                                 (213) 980-8145
                          (Registrant's Telephone Number)


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ITEM 5.   OTHER EVENTS
          ____________

     Reference is made to the press release of Registrant, issued on March 18, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 7, 1997                     99 CENTS ONLY STORES



                              By: /s/Eric Schiffer

                                   Senior Vice President
                                   Finance and Operations


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                           EXHIBIT INDEX

EXHIBITS                                                   PAGE NUMBER
________                                                   ___________


99.1      Press Release dated March 18, 1997.

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